ALASKA AIR GROUP

Q2 2025 Earnings | July 23, 2025

Alaska Accelerate

Safe Harbor

This presentation may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward-looking statements, assumptions or beliefs. For a discussion of risks and uncertainties that may cause our forward-looking statements to differ materially, see Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024. Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate the operations of the recently completed acquisition of Hawaiian Holdings, Inc. and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, cybersecurity risks, and changes in laws and regulations that impact our business. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, assumptions or beliefs and such differences might be significant and materially adverse.

Non-GAAP Financial Information

The Company has made reference in this presentation to financial metrics which are not in accordance with GAAP. Pursuant to Regulation G, we have provided reconciliations of non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis within the Second Quarter 2025 Earnings Release filed concurrently with this presentation. Prior year non-GAAP financial metrics have been reconciled in previous SEC filings, and can be referenced therein.

Earnings Update

- Reported Q2 2025 financials reflect consolidated results, while comparable prior year periods exclude Hawaiian results. Commentary on Q2 performance and forward-looking guidance is compared to pro forma periods as if the acquisition had occurred January 1, 2023. We believe this basis of comparison is relevant for understanding our expected results.
- Air Group's adjusted earnings per share of $1.78 exceeded the high end of original guidance, supported by a broadly stable environment following the sharp adjustment in demand in early Q1. Improvements in our Hawaiian operations continued, with double digit margin improvements, surpassing a breakeven profit result and contributing to our overall 8.0% adjusted pretax margin.
- Q2 2025 unit costs were up 6.5%, in line with prior expectations and inclusive of new labor agreements including ratified new or extended contracts with our Hawaiian flight attendants and Horizon technicians.
- Unit revenues decreased 0.6% in Q2 2025, again outperforming the industry, supported by continued progress on realizing revenue synergies and initiatives as a result of our combined networks.
- Economic fuel cost per gallon averaged $2.39 for Q2 2025 driven by moderating crude oil prices and West Coast refining margins throughout much of the quarter.
- Air Group's balance sheet remains strong, with debt-to-cap at 60%, and adjusted net debt to EBITDAR at 2.4x.

Alaska Accelerate initiatives progressing well

Network


$400M

- Industry-leading Q2 RASM[(1)]
- Hawaiian Assets reached first profitable quarter since acquisition
- Launched SEA-NRT in May ‘25, with ICN in Sep ‘25, Rome in Spring ‘26
- Announced 5 additional Boeing 787s

✔ Synergies on track

Product


$100M

- Premium revenue remains resilient, up 5%
- ~ 40% of 737 premium retrofits completed to date
- Announced multi-year refresh of Airbus A330 interiors with new seats and elevated experience
- New state of the art lobby in SEA to open in Jan with automated bag drops

✔ Initiatives on track

Loyalty


$150M
VISA
BEST
TRAVEL REWARDS
U.S.News
AIRLINES
2025-2026

- US News’ 2025 Best Airline Rewards Program for 11th consecutive year
- Active card accounts up 10% y/y
- Huaka‘i by Hawaiian up to ~250K residents, up over 110% YTD
- Single loyalty brand and new premium card to launch in August

✔ Synergies on track

Cargo


$150M

- Revenue up 34% y/y
- Last two Amazon A330 freighters delivered, full fleet now in service
- Commenced international widebody cargo operations on SEA-NRT with results ahead of expectations, driving roughly 30 equivalent passenger seats worth of revenue per flight

✔ Synergies on track

1 – Industry-leading Q2 y/y RASM expectation based on SEC filings and consensus estimates as of July 22, 2025

Unit revenues leading the industry

Unit revenue change y/y



5.0%
(0.6%)
Flat to up LSD%
Q1 2025
Q2 2025
Q3 2025E
Q4 2025E

Chart not to scale

Notes

- Q2 2025 unit revenues were down 0.6% y/y, on the better end of prior guidance. This result is expected to meaningfully lead the industry
- Premium demand continues to outperform with revenue up 5% on a system basis and up 19% for our Hawaiian Assets
- Demand trends have shown positive momentum, with traffic, yield, and total revenue intakes inflecting positive in late June. Coupled with improving industry capacity trends in 2H 2025, unit revenues are expected to increase sequentially

Unit cost exit rate remains strong despite lower capacity

CASMex change y/y



Added CASMex pressure from reduction in expected capacity growth
MSD % to HSD %
6.5%
2%
MSD %
1Q25
2Q25
3Q25E
4Q25E
FY25E

	1Q25	2Q25	3Q25E	4Q25E	FY25E
Revised Growth	4%	2.7%	~ (1%)	~ 2%	**~ 2%**
Expected Growth as of Apr-25	4%	2 to 3%	~ 1%	~ 4%	**2% to 3%**

Chart not to scale

Notes

- Unit costs were up 6.5% y/y in Q2 2025, in line with expectations
- Q3 2025 capacity reduced ~2 points vs prior expectations
  - For every 1 pt capacity reduction, unit costs are expected to increase by > 1 pt at flat to negative growth as fixed cost base is less flexible
- Significant improvement in Q4 2025 unit costs supported by improving cost synergy trajectory. Unit cost result will be higher than previous expectation due to ~2 pts less capacity
- FY 2025 unit costs are expected to be up MSD despite lower growth and a ~2 pt headwind from new labor deals

Fuel Costs

LA vs USGC Refining Margins[1]



USGC Crack
Platts Jet/Kero LA Crack
$0.87
$0.92
Q2 Avg:
$0.62
$0.62
$0.51
7-Apr-25
21-Apr-25
5-May-25
19-May-25
2-Jun-25
16-Jun-25
30-Jun-25
14-Jul-25

Notes

- Crude oil prices declined over 10% from April through early June before increasing again in late June
- West Coast refining margins decreased and remained stable throughout much of Q2 2025 before spiking in late June due to a large refinery outage and peak summer demand
- Although West Coast refining margins have been elevated through July, volatility is expected to moderate beyond the peak summer period

1 – Data from FIS Global Kiodex and Platts S&P Global Commodity Insights

Balance Sheet and Share Repurchases

Adjusted Net Debt/EBITDAR



2.7x
2.4x
2.4x
1.4x
0.9x
1.0x
2019
2021
2022
2023
2024
2Q25
2026E
Target Adj. Net Debt/EBITDAR < 1.5x

Share Repurchases

- Year to date share repurchases have totaled $535 million, or 10.5 million shares, double our initial expectations for 2025
- Balance sheet minimally impacted by share repurchase acceleration in the first half of 2025

Integration Milestones remain on track

Single Loyalty	Single Operating Certificate	Single Passenger Service System	Joint Collective Bargaining Agreements
2H 2025	Q4 2025	Q2 2026	2025-2027
Upcoming launch of single loyalty program platform & premium credit card in August	Process underway to become a single airline from a FAA regulatory perspective	Vendor selection and preparatory work underway to bring both carriers onto one passenger reservation system for a seamless guest booking and travel experience	Commenced joint collective bargaining negotiations with union groups